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                                                                    EXHIBIT 23-A

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
NATIONAL SEMICONDUCTOR CORPORATION

    We consent to the use of our reports dated June 11, 1993, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG PEAT MARWICK

San Jose, California
March 21, 1994